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                                                       Exhibit 1.1

                        POMEROY COMPUTER RESOURCES, INC.

                                1,100,000 Shares

                                       of

                                  Common Stock


                             UNDERWRITING AGREEMENT


                                ___________, 1997


                              J. C. BRADFORD & CO.
                           TUCKER ANTHONY INCORPORATED
                 As Representatives of the Several Underwriters
                            c/o J. C. Bradford & Co.
                         J. C. Bradford Financial Center
                               330 Commerce Street
                           Nashville, Tennessee 37201


Ladies and Gentlemen:

     Pomeroy Computer Resources, Inc., a Delaware corporation (the "Company"), proposes to sell to the underwriters named in Schedule I hereto (the "Underwriters") for whom you are acting as the representatives (the "Representatives") 1,020,000 shares of the common stock, par value $.01 per share ("Common Stock"), of the Company (the "Company Shares"), and David B. Pomeroy, II (the "Selling Stockholder") proposes to sell to the Underwriters 80,000 shares of Common Stock (the "Selling Stockholder Shares"). The
Company Shares and the Selling Stockholder Shares are hereinafter referred to as the "Firm Shares". The Firm Shares are to be sold to the Underwriters, acting severally and not jointly, in such amounts as are set forth on Schedule I attached hereto. The Company has granted the Underwriters an option to purchase up to 165,000 additional shares of Common Stock as provided for in Section 3 of this Agreement for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Shares (the "Option Shares"). The Firm Shares and the Option Shares are herein called the "Shares."

     1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Underwriter and agrees as follows:

     (a) The Company has filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a registration statement on Form S-3 (Registration No. 333-_____), including the related preliminary prospectus relating to the Shares, and has filed one or more amendments related thereto. Copies of such registration statement and any amendments, including any post-effective amendments, and all forms of the related prospectuses contained therein and any supplements thereto, have been delivered to you. Such registration statement, including the prospectus, Part II, all financial schedules and exhibits thereto, all documents incorporated by reference therein filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and all information deemed to be a part of such registration statement pursuant to Rule 430A under the Securities Act, as amended, at the time when it shall become effective (including any registration statement for the same offering that becomes effective upon filing pursuant to Rule 462(b) of the Securities Act), is herein referred to as the "Registration Statement"; and the prospectus included as part of the Registration Statement on
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file with the Commission that discloses all the information that was omitted from the prospectus on the effective date pursuant to Rule 430A of the Rules and Regulations (as defined below) and in the form filed pursuant to Rule 424(b) (including all documents incorporated by reference therein filed under the Exchange Act and any Term Sheet (as defined herein) if the Company relied on Rule 434) under the Securities Act is herein referred to as the "Final Prospectus." The prospectus included as part of the Registration Statement on the date when the Registration Statement became effective (including all documents incorporated by reference therein filed under the Exchange Act, and the information deemed to be a part of thereof pursuant to Rule 430A and Rule 434, if applicable) is referred to herein as the "Effective Prospectus." Any prospectus included in the Registration Statement and in any amendment thereto prior to the effective date of the Registration Statement is referred to herein as a "Preliminary Prospectus." For purposes of this Agreement, "Rules and Regulations" means the rules and regulations promulgated by the Commission under either the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable. "Term Sheet" means any term sheet that satisfies the requirements of Rule 434 under the Securities Act. Any reference in this Agreement to an "amendment or supplement" to any Preliminary Prospectus, the Final Prospectus or the Effective Prospectus or an "amendment" to any registration statement (including the Registration Statement) shall be deemed to include any document incorporated by reference therein and filed with the Commission under the Exchange Act after the date of such Preliminary Prospectus, Final Prospectus, Effective Prospectus or Registration Statement, as the case may be. For purposes of the preceding sentence, any reference to the "effective date" of an amendment to a registration statement shall, if such amendment is effected by means of the filing with the Commission under the Exchange Act of a document incorporated by reference in such registration statement, be deemed to refer to the date on which such document was so filed with the Commission. As used herein, any reference to any statement or information as being "made", "included", "contained", "disclosed", or "set forth" in any Preliminary Prospectus, Final Prospectus, Effective Prospectus or any amendment or supplement thereto, or the Registration Statement or any amendment thereto (or other similar references) shall refer both to information and statements actually appearing in such document as well as information and statements incorporated by reference therein.

     (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus, and each Preliminary Prospectus, at the time of filing thereof, complied with the requirements of the Securities Act and the Rules and Regulations, and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing does not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page, the two paragraphs relating to stabilization practices on the inside front cover and under the caption "Underwriting" in the Final Prospectus). When the Registration Statement becomes effective and at all times subsequent thereto up to and including the First Closing Date (as hereinafter defined), (i) the Registration Statement, the Effective Prospectus and Final Prospectus and any amendments or supplements thereto will contain all statements which are required to be stated therein in accordance with the Securities Act, the Exchange Act and the Rules and Regulations and will comply with the requirements of the Securities Act, the Exchange Act and the Rules and Regulations, and (ii) neither the Registration Statement, the Effective Prospectus nor the Final Prospectus nor any amendment or supplement thereto will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading; except that the foregoing does not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page, the two paragraphs relating to stabilization practices on the inside front cover and under the caption "Underwriting" in the Final Prospectus).

     (c) The Company and each subsidiary of the Company (as used herein, the term "subsidiary" includes any corporation, joint venture or partnership in which the Company or any subsidiary of the Company has a ten percent ownership interest) is duly organized and validly existing and in good standing under the laws of the respective jurisdictions of their organization or incorporation, as the case may be, with full corporate power and authority to own their properties and conduct their businesses as now conducted and are duly qualified or authorized to do business and
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are in good standing in all jurisdictions wherein the nature of their business or the character of property owned or leased may require them to be qualified or authorized to do business, where the failure to so qualify would have a material adverse effect on the Company and its subsidiaries, taken as a whole. The Company and its subsidiaries hold all licenses, consents and approvals, and have satisfied all eligibility and other similar requirements imposed by federal and state regulatory bodies, administrative agencies or other governmental bodies, agencies or officials, in each case as material to the conduct of the respective businesses in which they are engaged. Each of the Company's subsidiaries is set forth on Exhibit 21 to the Registration Statement.

     (d) The outstanding stock of each of the Company's corporate subsidiaries is duly authorized, validly issued, fully paid and nonassessable. All of the outstanding stock of each of the Company's corporate subsidiaries is owned by the Company, clear of any lien, encumbrance, pledge, equity or claim of any kind other than the pledge of the shares of each such subsidiary to Star Bank. No options or warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or of ownership interests in any of the Company's subsidiaries are outstanding. Other than as disclosed in the Effective Prospectus and the Final Prospectus, neither the Company nor any of its subsidiaries is a partner or joint venturer in any partnership or joint venture.

     (e) The capitalization of the Company is as set forth under the caption "Capitalization" in the Effective Prospectus and the Final Prospectus, and the Company's Common Stock conforms to the description thereof contained under the caption "Description of Capital Stock" in the final prospectus dated June 26, 1996, relating to the offering and sale of 1,350,000 shares of Common Stock. All the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable. None of the issued shares of capital stock of the Company have been issued in violation of any preemptive or similar rights. The Shares have been duly and validly authorized and, upon issuance and delivery and payment therefor in the manner herein described, will be validly issued, fully paid and nonassessable. There are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the transfer of, any shares of Common Stock pursuant to the Company's Certificate of Incorporation, bylaws or other governing documents or any agreement or other instrument to which the Company is a party or by which it may be bound except as described in the Effective Prospectus and the Final Prospectus and except for restrictions on transfer imposed under applicable securities laws. Neither the filing of the Registration Statement nor the offer or sale of the Shares as contemplated by this Agreement gives rise to any rights for or relating to the registration of any shares of Common Stock or any other securities of the Company. The Underwriters will receive good and marketable title to the Shares to be issued and delivered by the Company hereunder, free and clear of all liens, encumbrances, claims, security interests, restrictions, shareholders' agreements and voting trusts whatsoever.

     (f) All offers and sales of the Company's securities prior to the date hereof were at all relevant times either registered under the Securities Act or exempt from the registration requirements of the Securities Act and were duly registered or the subject of an available exemption from the registration requirements of the applicable state securities or Blue Sky laws.

     (g) The Company has full legal right, power and authority to enter into this Agreement and to sell and deliver the Shares to the Underwriters as provided herein, and this Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency and other laws affecting creditors' rights generally or general principles of equity. No consent, approval, authorization or order of any court or governmental agency or body or third party is required for the performance of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, except such as have been obtained and such as may be required by the National Association of Securities Dealers, Inc. ("NASD") or under the Securities Act, or state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters. The issue and sale of the Shares by the Company, the Company's performance of this Agreement and the consummation of the transactions contemplated hereby will not result in a breach or violation of, or conflict with, any of the terms and provisions of, or constitute a default by the Company or any of its subsidiaries under, any

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indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or to which the Company or any of its subsidiaries or any of their respective properties is subject, the Certificate of Incorporation or bylaws of the Company or any of its subsidiaries or any statute or any judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to the Company, or any subsidiary or any of their respective properties. Neither the Company nor any subsidiary is in violation of its Articles or Certificate of Incorporation or bylaws or any law, administrative rule or regulation or arbitrators' or administrative or court decree, judgment or order or in violation or default (there being no existing state of facts which with notice or lapse of time or both would constitute a default) in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, deed of trust, mortgage, loan agreement, note, lease, agreement or other instrument or permit to which it is a party or by which it or any of its properties is or may be bound, which such violation or default could have a material and adverse effect on the Company and its subsidiaries, taken as a whole.

     (h) The financial statements and the related notes and schedules of (A) the Company and its consolidated subsidiaries and (B) The Computer Supply Store, Inc. (the "Acquired Company") included or incorporated by reference in the Registration Statement, the Effective Prospectus and the Final Prospectus present fairly the financial position, results of operations and changes in financial position and cash flow of the Company and its consolidated subsidiaries and the Acquired Company, at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The unaudited pro forma financial information of the Company included in the Registration Statement, the Effective Prospectus and the Final Prospectus have been prepared in accordance with the Commission's rules and regulations and guidelines with respect to pro forma financial statements and the assumptions used in the preparation thereof are, in the Company's opinion, reasonable and made in good faith. The financial and statistical data set forth in the Effective Prospectus and the Final Prospectus under the captions "Prospectus Summary," "Use of Proceeds," "Capitalization," "Selected Consolidated Financial and Operating Data," "Selected Pro Forma Consolidated Financial and Operating Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business," "Principal and Selling Stockholders" and "Certain Transactions" present fairly the information set forth therein on the basis stated in the Effective Prospectus and the Final Prospectus. Grant Thornton LLP has certified the financial statements of the Company for the year ended January 5, 1996 and January 5, 1995 and the nine month period ended October 5, 1996. Deloitte & Touche LLP has certified the financial statements of the Company for the year ended January 5, 1994. Deloitte & Touche LLP has certified the financial statements of the Acquired Company for the year ended December 31, 1995 and Northrup, Haines, Kaduce, Schmid, Macklin, P.C. has certified the financial statements of the Acquired Company for the year ended December 31, 1994. Each of Grant Thornton LLP, Deloitte & Touche LLP and Northrup, Haines, Kaduce, Schmid, Macklin, P.C. is a firm of independent public accountants as required by the Securities Act and the Rules and Regulations.

     (i) Subsequent to January 5, 1996, neither the Company nor any subsidiary has sustained any material loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which is not disclosed in the Effective Prospectus and the Final Prospectus; and subsequent to the respective dates as of which information is given in the Registration Statement, the Effective Prospectus and the Final Prospectus, (i) neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business and (ii) there has not been any (a) change in the capital stock, partnership interests, joint venture interests, or obligations under capital leases of the Company and its subsidiaries or (b) material change in the long-term debt or short- term borrowings of the Company and its subsidiaries or any issuance of options, warrants or rights to purchase the capital stock of the Company, or any material adverse change, or any development involving a prospective material adverse change, in the general affairs, management, business, prospects, financial position, net worth or results of operations of the Company and its subsidiaries, taken as a whole, except in each case as described in or contemplated by the Effective Prospectus and the Final Prospectus.

     (j) Except as described in the Effective Prospectus and the Final Prospectus or as previously disclosed in writing to you, there is not pending, or to the knowledge of the Company threatened, any action, suit, proceeding, inquiry or investigation, to which the Company, any of its subsidiaries or to their knowledge any of their officers or directors is a party, or to which the property of the Company or any subsidiary is subject, before or brought by any court or governmental agency or body, wherein an unfavorable decision, ruling or finding could prevent or materially hinder

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the consummation of this Agreement or result in a material adverse change in the business condition (financial or other), prospects, financial position, net worth or results of operations of the Company and its subsidiaries, taken as a whole.

     (k) There are no contracts or other documents required by the Securities Act or by the Rules and Regulations to be described in the Registration Statement, the Effective Prospectus or the Final Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required.

     (l) Except as described in the Effective Prospectus and the Final Prospectus, the Company and each of its subsidiaries have good and marketable title to all real and material personal property owned by them, free and clear of all material liens, charges, encumbrances or defects, except those reflected in the financial statements hereinabove described. The real and personal property and buildings referred to in the Effective Prospectus and the Final Prospectus which are leased from others by the Company are held under valid, subsisting and enforceable leases. The Company or its subsidiaries owns or leases all such properties as are necessary to its operations as now conducted.

     (m) The Company's system of internal accounting controls is sufficient to meet the objectives of internal accounting control insofar as those objectives pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to the Company's financial statements. Neither the Company, any of its subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any such subsidiary has, directly or indirectly used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

     (n) The Company and its subsidiaries have filed all foreign, federal, state and material local income and franchise tax returns required to be filed through the date hereof and have paid all taxes shown as due therefrom; and there is no tax deficiency, assessment, fine or penalty that has been, nor does the Company or any subsidiary have knowledge of any tax deficiency, assessment, fine or penalty which is likely to be, asserted against the Company or its subsidiaries, which if determined adversely could materially and adversely affect the earnings, assets, affairs, business prospects or condition (financial or other) of the Company and its subsidiaries, taken as a whole.

     (o) The Company and its subsidiaries operate their business in each jurisdiction in which the Company or any of its subsidiaries is doing business in conformity with all applicable statutes, ordinances, decrees, orders, rules and regulations of all applicable governmental bodies, including federal, state and local governing bodies in the United States and all foreign governments in areas outside of the United States, except where such failure would have no material adverse effect on the business, operations, property or business prospects of the Company and its subsidiaries, taken as a whole. The Company and its subsidiaries have all licenses, approvals or consents to operate their respective business in all locations in which such businesses are currently being operated other than such licenses, approvals or consents the failure to so have obtained would not have a material adverse effect on the Company or its subsidiaries, and the Company and its subsidiaries have no knowledge of any existing or imminent matter other than as specifically disclosed in the Effective Prospectus and the Final Prospectus which may have a material adverse effect on the business, operations, property or business prospects of the Company and its subsidiaries, considered as a whole.

     (p) Neither the Company nor any of its subsidiaries have failed to file with the applicable regulatory authorities any statement, report, information or form required by any applicable law, regulation or order and all such filings or submissions were in compliance with applicable laws when filed and no deficiencies have been asserted by any regulatory commission, agency or authority with respect to such filings or submissions, except where such failure would have no material adverse effect on the business, operations, property or business prospects of the Company and its subsidiaries, considered as a whole. Neither the Company nor any of its subsidiaries have failed to maintain in full force and effect any license or permit necessary or proper for the conduct of its business, or received any notification that any revocation or limitation thereof is threatened or pending, and there is not pending any change under any law, regulation, license or permit which could materially adversely affect the business, operations, property or business prospects of the Company and its subsidiaries, taken as a whole. Neither the Company nor any of its subsidiaries have received any notice of violation of or been threatened with a charge of violating and, to the Company's knowledge, and except as previously disclosed in writing to you, are not under investigation with respect to a possible violation of any provision of any law, regulation or order.

     (q) No labor dispute exists with the Company's employees or with employees of its subsidiaries or is threatened which could materially adversely affect the Company and its subsidiaries, taken as a whole. The Company is not aware of any existing or threatened labor disturbance by its employees or by any employees of its subsidiaries which could be expected to materially adversely effect the condition (financial or otherwise), results of operations, properties, affairs, management, business affairs or business prospects of the Company and its subsidiaries, taken as a whole.

     (r) Except as disclosed in the Effective Prospectus and the Final Prospectus, the Company and its subsidiaries own or possess, or can acquire on reasonable terms, the licenses, copyrights, trademarks, service marks, trade names, patents and proprietary and other confidential information presently employed by them in connection with the businesses now operated by them, and, neither the Company nor any of its subsidiaries have received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, alone or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries, taken as a whole.

     (s) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a comparable cost.

     (t) Other than as set forth in the Company's bank loan agreement, no subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distributions on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company.

     (u) The Company is not, will not become as a result of the transactions contemplated hereby, and does not intend to conduct its business in a manner that would cause it to become, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     (v) Neither the Company nor any of its subsidiaries, nor any of the directors, officers, employees or agents of the Company and its subsidiaries have taken and will not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might be expected to constitute, stabilization or manipulation of the price of the Common Stock.

     (w) The Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and is qualified as a Nasdaq National Market security of The Nasdaq Stock Market, Inc. The Company has taken no action designed to terminate, or likely to have the effect of terminating, the registration of the Common Stock under the Exchange Act or qualification of the Common Stock on the Nasdaq National Market, nor has the Company received any notification that the Commission or the NASD is contemplating terminating such registration or qualification.

     (x) Neither the Company nor any of its subsidiaries is in violation of any federal or state law or regulation relating to occupational safety and health and the Company and its subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state laws and regulations to conduct their respective businesses, and the Company and each such subsidiary is in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a material and adverse effect on the earnings, assets, affairs, business prospects or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole.

     (y) Each certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

     (z) Except where such failure to comply or violation would not, singly or in the aggregate have a material adverse effect on the earnings, assets, affairs, business prospects or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, (i) the Company has complied with the Immigration Reform and Control Act of 1986 and all regulations promulgated thereunder ("IRCA") with respect to the completion and maintenance of Forms I-9, Employment Eligibility Verification Forms, for all of its current employees and reverification of the employment status of any and all employees whose employment authorization documents indicated a limited period of employment authorization; (ii) with respect to all former employees who left the Company's employment within three years prior to the date hereof, the Company has complied with IRCA with respect to the maintenance of Forms I-9 for at least three years or for one year beyond the date of termination, whichever is later; (iii) the Company has not violated any applicable laws relating to immigration and has employed only individuals authorized to work in the United States and has never been the subject of any inspection or investigation relating to its compliance with or violation of IRCA; and (iv) the Company has not been warned, fined or otherwise penalized by reason or any failure to comply with IRCA, and no such proceeding is pending or threatened.

     (aa) Each of the reports and registration statements filed by the Company with the Commission under the Securities Act or the Exchange Act, when they became effective or were filed with the Commission, as the case may be, including, without limitation, the documents incorporated by reference in the Final Prospectus, conformed in all material respects to the requirements of the Securities Act or the Exchange Act and the Rules and Regulations, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (bb) The Company has not distributed and, prior to the later of (i) the First Closing Date and (ii) the completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Final Prospectus or any amendment or supplement thereto, or other materials, if any, permitted by the Securities Act.

     (cc) At the time the Registration Statement became effective (A) it did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) the Effective Prospectus and Final Prospectus did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (dd) The conditions for use of a Registration Statement on Form S-3 set forth in the General Instructions to Form S-3 have been satisfied with respect to the Company and the transactions contemplated by this Agreement and the Registration Statement.

     2. REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDER. The Selling Stockholder represents and warrants to each Underwriter and agrees as follows:

     (a) The Selling Stockholder has good and marketable title to the Selling Stockholder Shares to be sold by the Selling Stockholder, free and clear of any liens, encumbrances, equities and claims (other than as imposed by the Securities Act or this Agreement), and full right, power and authority to effect the sale and delivery of the Selling Stockholder Shares; and upon the delivery of and payment for the Selling Stockholder Shares pursuant to this Agreement, good and marketable title to the Selling Stockholder Shares, free and clear of any liens, encumbrances, equities, claims, security interests, restrictions, shareholder agreements or voting trusts, will be transferred to the Underwriters.

     (b) The Selling Stockholder has duly executed and delivered the Custody Agreement in the form previously delivered to the Representatives, appointing Cors & Bassett as the duly authorized custodian (the "Custodian") of the Selling Stockholder Shares. Shares of Common Stock, in suitable form for transfer, representing the Selling Stockholder Shares to be sold by the Selling Stockholder hereunder have been deposited with the Custodian pursuant to the Custody Agreement for the purpose of delivery pursuant to this Agreement. The Selling Stockholder agrees that the Selling Stockholder Shares on deposit with the Custodian are subject to the interest of the Underwriters hereunder, that the arrangements made for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholder hereunder shall not be terminated except as provided in this Agreement and the Custody Agreement. If the Selling Stockholder should die or become incapacitated, or if any other event should occur, before the delivery of the Shares of the Selling Stockholder hereunder, the Selling Stockholder Shares deposited with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death, incapacity, or other event had not occurred, regardless of whether or not the Custodian shall have received notice thereof.

     (c) The Selling Stockholder has duly executed and delivered this Agreement. This Agreement constitutes a legal, valid and binding obligation of the Selling Stockholder, enforceable against the Selling Stockholder in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency and other laws affecting creditors' rights generally or general principles of equity. All authorizations and consents necessary for the execution and delivery of this Agreement and the Custody Agreement on behalf of the Selling Stockholder and for the sale and delivery of the Selling Stockholder Shares to be sold by the Selling Stockholder hereunder has been given. The Selling Stockholder has the legal capacity and full right, power and authority to execute this Agreement and the Custody Agreement.

     (d) The performance of this Agreement and the Custody Agreement and the consummation of the transactions contemplated hereby and thereby by the Selling Stockholder will not result in a breach or violation of, or conflict with, any of the terms or provisions of, or constitute a default by the Selling Stockholder under, any indenture, mortgage, deed of trust, trust (constructive or other), loan agreement, lease, franchise, license or other agreement or instrument to which the Selling Stockholder or any of the Selling Stockholder's properties is bound, any statute, or any judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to the Selling Stockholder or any of the Selling Stockholder's properties.

     (e) The Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock. The Selling Stockholder has not distributed nor will distribute any prospectus or other offering material in connection with the offer and sale of the Shares other than any Preliminary Prospectus or the Final Prospectus or other material permitted by the Securities Act.

     (f) For a period of 180 days from the effective date of the Registration Statement, the Selling Stockholder agrees that the Selling Stockholder will not, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of any shares of Common Stock, or any warrant or other security convertible or exchangeable into or giving the holder thereof the right to acquire Common Stock, without the prior written consent of the Representatives.

     (g) The representations and warranties of the Company in Section 1 of this Agreement are true and correct. The Selling Stockholder has reviewed and is familiar with the Registration Statement as originally filed with the Commission, and as amended, and the Preliminary Prospectus. There are no facts, conditions or information not disclosed in such Preliminary Prospectus that have materially adversely affected or could materially adversely affect the business, financial position, net worth or results of operations, or could materially adversely affect the properties or assets of the Company and its subsidiaries, taken as a whole. The Preliminary Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Selling Stockholder represents that it was not prompted to sell the Selling Stockholder Shares by any information concerning the Company or any subsidiary that is not set forth in the Preliminary Prospectus, the Effective Prospectus, or the Final Prospectus.

     (h) At the time the Registration Statement became effective (A) such parts of the Registration Statement and any amendments and supplements thereto as specifically refer to the Selling Stockholder did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(B) such parts of the Effective Prospectus and Final Prospectus as specifically refer to the Selling Stockholder did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (i) Any certificate signed by or on behalf of the Selling Stockholder as such and delivered to the Representatives or to counsel for the Representatives shall be deemed a representation and warranty by the Selling Stockholder to each Underwriter as to the matters covered thereby.

     (j) In order to document each Underwriter's compliance with its reporting and withholding obligations or responsibilities with respect to the transactions herein contemplated, the Selling Stockholder agrees to deliver to you prior to or at the First Closing Date (as defined below) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

     3.   PURCHASE, SALE AND DELIVERY OF THE SHARES.

     (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company and the Selling Stockholder agree severally and not jointly to sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase at a purchase price of $_________ per share, the number of Firm Shares set forth opposite such Underwriter's name in Schedule I hereto.

     (b) The Company also grants to the Underwriters an option to purchase, solely for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Shares, all or any portion of the Option Shares at the purchase price per share set forth above. The option granted hereby may be exercised as to all or any part of the Option Shares at any time within 30 days after the date the Registration Statement becomes effective (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading). The Underwriters shall not be under any obligation to purchase any Option Shares prior to the exercise of such option. The option granted hereby may be exercised by the Underwriters by the Representatives giving written notice or by telephone (confirmed in writing) to the Company setting forth the number of Option Shares to be purchased and the date and time for delivery of and payment for such Option Shares and stating that the Option Shares referred to in such notice are to be used for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Shares. If such notice is given prior to the First Closing Date (as defined herein), the date set forth therein for such delivery and payment shall not be earlier than two full business days thereafter or the First Closing Date, whichever occurs later. If such notice is given on or after the First Closing Date, the date set forth therein for such delivery and payment shall not be earlier than three full business days thereafter. In either event, the date so set forth shall not be more than 10 full business days after the date of such notice. The date and time set forth in such notice is herein called the "Second Closing Date." Upon exercise of the option, the Company shall become obligated to sell to the Underwriters, and, subject to the terms and conditions herein set forth, the Underwriters shall become obligated to purchase, for the account of each Underwriter, from the Company the number of Option Shares specified in such notice. Option Shares shall be purchased for the accounts of the Underwriters in proportion to the number of Firm Shares set forth opposite such Underwriter's name in Schedule I hereto, except that the respective purchase obligations of each Underwriter shall be adjusted so that no Underwriter shall be obligated to purchase fractional Option Shares.

     (c) Certificates in definitive form for the Firm Shares which each Underwriter has agreed to purchase hereunder shall be delivered by or on behalf of the Company and the Selling Stockholder to the Underwriters for the account of such Underwriter against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check payable in New York Clearing House (next day) funds, to the order of the Company or the Selling Stockholder, as the case may be, at the offices of J. C. Bradford & Co. ("Bradford"), 330 Commerce Street, Nashville, Tennessee 37201, or at such other place as may be agreed upon by Bradford, the Company and the Selling Stockholder, at 10:00 A.M., Nashville, Tennessee time, on the third (or if the Firm Shares are priced, as contemplated by rule 15c6-1(c), promulgated pursuant to the Exchange Act, after 4:30 P.M., Washington, D.C. time, the fourth) full business day after this Agreement becomes effective, or at such other time thereafter as the Representatives, the Company and the Selling Stockholder may mutually determine, such time of delivery against payment being herein referred to as the "First Closing Date." The First Closing Date and the Second Closing Date are herein individually referred to as the "Closing Date" and collectively referred to as the "Closing Dates." Certificates in definitive form for the Option Shares which each Underwriter shall have agreed to purchase hereunder shall be similarly delivered by or on behalf of the Company on the Second Closing Date. The certificates in definitive form for the Shares to be delivered will be in good delivery form and in such denominations and registered in such names as Bradford may request not less than 48 hours prior to the First Closing Date or the Second Closing Date, as the case may be. Such certificates will be made available for checking and packaging at a location as may be designated by you, at least 24 hours prior to the First Closing Date or the Second Closing Date, as the case may be. It is understood that you may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for the Shares to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

     4. OFFERING BY THE UNDERWRITERS. After the Registration Statement becomes effective, the several Underwriters propose to offer for sale to the public the Firm Shares and any Option Shares which may be sold at the price and upon the terms set forth in the Final Prospectus.

     5. COVENANTS OF THE COMPANY. The Company covenants and agrees with each of the Underwriters that:

     (a) The Company shall comply with the provisions of and make all requisite filings with the Commission pursuant to Rules 424, 430A and 434, if relied upon by the Company, of the Rules and Regulations and to notify you promptly (in writing, if requested) of all such filings. The Company shall notify you promptly of any request by the Commission for any amendment of or supplement to the Registration Statement, the Effective Prospectus or the Final Prospectus or for additional information; the Company shall prepare and file with the Commission, promptly upon your request, any amendments of or supplements to the Registration Statement, the Effective Prospectus or the Final Prospectus which, in your reasonable opinion, may be necessary or advisable in connection with the distribution of the Shares; and the Company shall not file any amendment of or supplement (including any Term Sheet) to the Registration Statement, the Effective Prospectus or the Final Prospectus to which you reasonably object after reasonable notice thereof. The Company shall advise you promptly after it receives notice by the Commission or any jurisdiction or other regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement, suspending or preventing the use of any Preliminary Prospectus, the Effective Prospectus or the Final Prospectus or suspending the qualification of the Shares for offering or sale in any jurisdiction, or of the institution of any proceedings for any such purpose; and the Company shall use its reasonable best efforts to prevent the issuance of any stop order or other such order and, should a stop order or other such order be issued, to obtain as soon as possible the lifting thereof.

     (b) The Company will take or cause to be taken all necessary action and furnish to whomever you direct such information as may be reasonably required in qualifying the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters may designate and will continue such qualifications in effect for as long as may be reasonably necessary to complete the distribution and for a period of not less than one year after the Effective Date; provided, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction in which the Company is not currently so subject.

     (c) Within the time during which a Final Prospectus relating to the Shares is required to be delivered under the Securities Act, the Company shall comply with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as is necessary to permit the continuance of sales of or dealings in the Shares as contemplated by the provisions hereof and the Final Prospectus. If during such period any event occurs as a result of which the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Final Prospectus or to file under the Exchange Act any document incorporated by reference in the Final Prospectus in order to comply with the Securities Act or the Exchange Act, the Company shall promptly notify you and shall amend the Registration Statement or supplement the Final Prospectus or any such incorporated document (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

     (d) The Company will furnish without charge to the Representatives copies of the Registration Statement (two of which shall be signed and shall be accompanied by all exhibits thereto) and will furnish, without charge to the Representatives, each Underwriter and to any dealer in securities, each Preliminary Prospectus, the Effective Prospectus and the Final Prospectus, and all amendments and supplements thereto, including (i) all documents or information incorporated by reference therein and (ii) any prospectus or supplement prepared after the effective date of the Registration Statement, in each case as soon as available and in such quantities as the Underwriters may reasonably request.

     (e) The Company will (i) deliver to you at such office or offices as you may designate as many copies of the Preliminary Prospectus and Final Prospectus as you may reasonably request, and (ii) for a period of not more than one month after the Registration Statement becomes effective or such longer period that a Final Prospectus relating to the Shares is required to be delivered under the Securities Act, send to the Underwriters as many additional copies of the Final Prospectus and any supplement thereto as you may reasonably request.

     (f) The Company shall make generally available to its security holders, in the manner contemplated by Rule 158(b) under the Securities Act as promptly as practicable and in any event no later than 45 days after the end of its fiscal quarter in which the first anniversary of the effective date of the Registration Statement occurs, an earnings statement satisfying the provisions of Section 11
(a) of the Securities Act covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement.

     (g) The Company will apply the net proceeds from the sale of the Shares as set forth under the caption "Use of Proceeds" in the Final Prospectus.

     (h) During a period of five years from the effective date of the Registration Statement, the Company will furnish to the Representatives, without charge, copies of all reports and other communications (financial or other) furnished by the Company to its shareholders and, as soon as available, copies of any reports or financial statements furnished or filed by the Company to or with the Commission or any national securities exchange or over-the-counter market on which any class of securities of the Company may be listed or traded and such additional information concerning the business and financial condition of the Company and its subsidiaries as you from time to time may reasonably request.

     (i) The Company will, from time to time, after the effective date of the Registration Statement file with the Commission such reports as are required by the Securities Act, the Exchange Act and the Rules and Regulations, and shall also file with state securities commissions in states where the Shares have been sold by you (as you shall have advised us in writing) such reports as are required to be filed by the securities acts and the regulations of those states.

     (j) Except pursuant to this Agreement or with your written consent, the Company will not, and the Company has provided agreements executed by each of the Company's executive officers and directors providing that none of them will, for a period of 180 days from the effective date of the Registration Statement, offer for sale, sell, grant any options, rights or warrants with respect to any shares of Common Stock, securities convertible into Common Stock or any other capital stock of the Company, or otherwise dispose of, directly or indirectly, any shares of Common Stock or such other securities or capital stock, except for
(i) the grant of options pursuant to the Company's stock option plans or other stock bonus plans in the ordinary course consistent with past practice; or (ii) the issuance of shares of Common Stock or other securities convertible into Common Stock or any other capital stock of the Company solely to the owners of capital stock of any company acquired by the Company.

     (k) If at any time during the 30-day period after the date the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which, in your reasonable opinion, the market price for the Shares has been or is likely to be materially adversely affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Final Prospectus), after written notice from you advising the Company to the effect set forth above, the Company agrees forthwith to prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event; provided, however, that the Company shall have no obligation under this
Section 5(k) to disseminate a public statement or press release or make any other communication if, in the Company's judgment, such communication may have an adverse effect on any pending acquisition negotiation in which the Company may then be engaged.

     (l) Neither the Company nor any of its officers, directors or affiliates will take, directly or indirectly, any action designed to cause or result in, or which might constitute or be expected to constitute, stabilization or manipulation of the price of the Common Stock.

     (m) The Company will cause the Shares to be listed on the Nasdaq Stock Market at each Closing Date and will use its reasonable best efforts to cause the Shares to be so listed for at least one year from the date hereof.

     6. EXPENSES. The Company and the Selling Stockholder agree with the Underwriters that (a) whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, the Company will pay all fees and expenses incident to the performance of the obligations of the Company and the Selling Stockholder, including, but not limited to, (i) the Commission's registration fee, (ii) the expenses of printing (or reproducing) and distributing the Registration Statement (including the financial statements therein and all amendments and exhibits thereto), each Preliminary Prospectus, the Effective Prospectus, the Final Prospectus, any amendments or supplements thereto, and this Agreement and other underwriting documents, including Underwriter's Questionnaires, Underwriter's Powers of Attorney, Blue Sky Memoranda, Agreements Among Underwriters and Selected Dealer Agreements, (iii) fees and expenses of accountants and counsel for the Company and the Selling Stockholder, (iv) reasonable expenses of registration or qualification of the Shares under state Blue Sky and securities laws, including the fees and disbursements of counsel to the Underwriters in connection therewith, provided, such counsel fees shall not exceed $7,500, (v) filing fees paid or incurred by the Underwriters and related fees and expenses of counsel to the Underwriters in connection with filings with the NASD, provided, such counsel fees shall not exceed $5,000, (vi) expenses of listing the Shares on the Nasdaq National Market, (vii) any expenses for travel, lodging and meals incurred by the Company in connection with marketing, dealer and other meetings attended by the Company and the Underwriters in marketing the Shares, (viii) the costs and charges of the Company's transfer agent and registrar and the cost of preparing the certificates for the Shares and (ix) all other costs and expenses incident to the performance of its obligations hereunder not otherwise provided for in this Section; and (b) all reasonable out-of-pocket expenses, including counsel fees, disbursements and expenses, incurred by the Underwriters in connection with investigating, preparing to market and marketing the Shares and proposing to purchase and purchasing the Shares under this Agreement, will be borne and paid by the Company only if the sale of the Shares provided for herein is not consummated by reason of the termination of this Agreement by the Representatives pursuant to Sections 10 or 13(iv) or pursuant to Section 13(ii) because of any failure or refusal on the part of the Company or the Selling Stockholder to comply in all material respects with any term or fulfill in all material respects any of the conditions of this Agreement. The Company and the Selling Stockholder have agreed between themselves with regard to the sharing of fees and expenses. It is understood, however, that, except as provided in this
Section 6 and Sections 8, 9 and 10, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel and any advertising expenses in connection with any offers they may make.

     7. CONDITIONS TO THE UNDERWRITERS' OBLIGATIONS. The respective obligations of the Underwriters hereunder shall be subject, in their discretion, to the accuracy of the representations and warranties of the Company and the Selling Stockholder herein as of the date hereof and as of the Closing Date as if made on and as of the Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholder of all of their covenants and agreements hereunder and to the following additional conditions:

     (a) The Registration Statement and all post-effective amendments thereto shall have become effective not later than 4:00 P.M., Washington, D.C. time, on the day following the date of this Agreement, or such later time and date as shall have been consented to by the Representatives and all filings required by Rule 424, Rule 430A and Rule 434, if applicable, of the Rules and Regulations shall have been made; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Underwriters, shall be contemplated by the Commission; any request of the Commission for additional information (to be included in the Registration Statement or the Final Prospectus or otherwise) shall have been complied with to your reasonable satisfaction; and the NASD, upon review of the terms of the public offering of the Shares, shall not have objected to such offering or the terms or the Underwriters' participation in the same.

     (b) No Underwriter shall have advised the Company that the Registration Statement, Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or any supplement thereto, contains an untrue statement of fact which, in your good faith judgment, is material, or omits to state a fact which, in your good faith judgment, is material and is required to be stated therein or necessary to make the statements therein not misleading.

     (c) The Representatives shall have received (i) an opinion, dated the First Closing Date, from Cors & Bassett, counsel for the Company and the Selling Stockholder, substantially in the form and substance attached hereto as EXHIBIT A, and reasonably acceptable to the Underwriters and (ii) an opinion dated the First Closing Date, from Lindhorst & Dreidame, counsel to the Company and the Selling Stockholder, substantially in the form and substance attached hereto as EXHIBIT B and reasonably acceptable to the Underwriters.

     (d) The Underwriters shall have received an opinion or opinions, dated the Closing Date, of Alston & Bird, counsel for the Underwriters, with respect to the Registration Statement and the Final Prospectus, and such other related matters as the Underwriters may reasonably require.

     (e) The Representatives shall have received from each of Grant Thornton LLP and Deloitte & Touche LLP, a letter dated the date hereof and, at the Closing Date, a second letter from Grant Thornton LLP dated the Closing Date in form and in substance reasonably satisfactory to the Representatives, stating that they are independent public accountants with respect to the Company and its subsidiaries, within the meaning of the Securities Act and the applicable Rules and Regulations, and to the effect that:

          (i) In their opinion, the consolidated financial statements and schedules audited by them and included in the Final Prospectus and the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published Rules and Regulations and are presented in accordance with generally accepted accounting principles consistently applied;

         (ii) The unaudited summary and selected financial information included in the Preliminary Prospectus and the Final Prospectus under the captions "Prospectus Summary," "Summary Financial and Operating Data," "Selected Consolidated Financial and Operating Data," and "Selected Pro Forma Consolidated Financial Data" agrees with the corresponding amounts in the audited financial statements included in the Final Prospectus or previously reported on by them;

       (iii) On the basis of a reading of the latest available interim consolidated financial statements (unaudited) of the Company and its subsidiaries, a reading of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Final Prospectus, inquiries of officials of the Company responsible for financial and accounting matters and other specified procedures, all of which have been agreed to by the Representatives, nothing came to their attention that caused them to believe that:

                         (A) the unaudited amounts for sales, net revenues and total and per share amounts of net income [insert other items as appropriate] included in the Registration Statement and Final Prospectus do not agree with the amounts set forth in the unaudited consolidated financial statements for those same periods or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the corresponding amounts in the audited consolidated financial statements include in the Registration Statement and the Final Prospectus.


                         (B) any other unaudited financial statement data included in the Final Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which data was derived and any such unaudited data were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited financial statement included in the Final Prospectus;

                         (C) at a specified date not more than three days prior to the date of delivery of such respective letter, there was any change in the consolidated capital stock, decline in stockholders' equity or increase in long-term debt of the Company and its subsidiaries, or other items specified by the Underwriters in each case as compared with amounts shown in the latest balance sheets included in the Final Prospectus, except in each case for changes, decreases or increases which the Final Prospectus discloses have occurred or may occur or which are described in such letters; and

                         (D) for the period from the closing date of the latest consolidated statements of income included in the Effective Prospectus and the Final Prospectus to a specified date not more than three days prior to the date of delivery of such respective letter, there were any decreases in total revenues or net income of the Company, or other items specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with the corresponding period of the preceding year, except in each case for decreases which the Final Prospectus discloses have occurred or may occur or which are described in such letter.

          (iv)   On the basis of (A) a reading of the
     unaudited pro forma condensed consolidated statements of income for the year ended January 5, 1996, and the nine-month period ended October 5, 1996, included in the Registration Statement, (B) inquiries of certain officials of the Company and the Acquired Company, and (C) the proof of the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma condensed consolidated financial statements, nothing came to their attention that caused them to believe that the unaudited pro forma condensed consolidated financial statements included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X and that the pro forma adjustment have not been properly applied to the historical amounts in the compilation of those statements.

          (v) They have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information specified by you which are derived from the general accounting records of the Company and its subsidiaries and the Acquired Company, as the case may be, which appear in the Effective Prospectus and the Final Prospectus and have compared and agreed such amounts, percentages financial information with the accounting records of the Company and its subsidiaries and the Acquired Company, as the case may be or to analyses and schedules prepared by the Company and its subsidiaries and the Acquired Company, as the case may be from its detailed accounting records.

In the event that the letters to be delivered referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that the Underwriters shall have determined, after discussions with officers of the Company responsible for financial and accounting matters and with Grant Thornton LLP and Deloitte & Touche LLP, that such changes, decreases or increases as are set forth in such letters do not reflect a material adverse change in the stockholders' equity or long-term debt of the Company as compared with the amounts shown in the latest consolidated balance sheets of the Company included in the Final Prospectus, or a material adverse change in total revenues or net income, of the Company, in each case as compared with the corresponding period of the prior year.

     (f) There shall have been furnished to you a certificate, dated as of the Closing Date and addressed to you, signed by the Chief Executive Officer and by the Chief Financial Officer of the Company to the effect that:

          (i) the representations and warranties of the Company in Section 1 of this Agreement are true and correct, as if made at and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

          (ii) no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been initiated or are pending, or to their knowledge, threatened under the Securities Act;

          (iii) all filings required by Rule 424 and Rule 430A of the Rules and Regulations have been made;

          (iv) they have carefully examined the Registration Statement, the Effective Prospectus and the Final Prospectus, and any amendments or supplements thereto, and such documents do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and

          (v) since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement, the Effective Prospectus or the Final Prospectus which has not been so set forth.

     (g) The representations and warranties of the Selling Stockholder shall be true and correct as if made at and as of the Closing Date and the Selling Stockholder shall deliver to you a certificate to that effect, dated the Closing Date, signed by Selling Stockholder.

     (h) Subsequent to the respective dates as of which information is given in the Registration Statement and the Final Prospectus, and except as stated therein, the Company and its subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any court or governmental action, order or decree, or become a party to or the subject of any litigation which is material to the Company and its subsidiaries, taken as a whole, nor shall there have been any material adverse change, or any development involving a prospective material adverse change, in the business, properties, key personnel, capitalization, net worth, results of operations or condition (financial or other) of the Company and its subsidiaries, taken as a whole, which loss, interference, litigation or change, in your reasonable judgment shall render it inadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the Prospectus or to proceed with the delivery of the Shares.

     (i)   The Shares shall have been listed on the Nasdaq National Market.

     (j) You shall have been furnished such additional documents and certificates as you may reasonably request.

The Company and the Selling Stockholder shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives shall reasonably request.

The respective obligations of the Underwriters to purchase and pay for the Option Shares shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Shares, except that all references to the "Closing Date" shall be deemed to refer to the Second Closing Date, if it shall be a date other than the Closing Date.

     8.   INDEMNIFICATION AND CONTRIBUTION.

     (a) The Company agrees to indemnify and hold harmless each Underwriter, and each person, if any, who controls any Underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based in whole or in part upon (i) any inaccuracy in the representations and warranties of the Company and the Selling Stockholder contained herein, (ii) any failure of the Company or the Selling Stockholder to perform their obligations hereunder or under law, (iii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or supplement thereto, any audio or visual materials supplied by the Company and used in connection with the marketing of the Shares, including without limitation, slides, videos, films and tape recordings; or in any Blue Sky application or other written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Shares under the securities laws thereof (a "Blue Sky Application"), or (iv) the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus or any amendment or supplement thereto or any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon (i) any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Preliminary Prospectus, the Effective Prospectus or Final Prospectus or such amendment or such supplement (other than in any documents, information or statements incorporated by reference therein) in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page, the two paragraphs relating to stabilization practices on the inside front cover and under the caption "Underwriting" in any Preliminary Prospectus and the Final Prospectus and the Effective Prospectus) or
(ii) the failure of the Underwriters to deliver the Final Prospectus after the effective date, as required under Section 4(3) of the Securities Act and Rule 174 thereunder (provided, that such failure to deliver was not the result of the failure of the Company to timely supply sufficient quantities of the Final Prospectus to the Underwriters upon the Underwriter's reasonable request).

     (b) The Selling Stockholder agrees to indemnify and hold harmless each Underwriter, and each person, if any, who controls any Underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based in whole or in part upon (i) any inaccuracy in the representations and warranties of the Selling Stockholder contained herein,
(ii) any failure of the Selling Stockholder to perform his obligations hereunder or under law, (iii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or supplement thereto, or in any Blue Sky Application or (iv) the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus or any amendment or supplement thereto or any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred. The Selling Stockholder will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon (i) any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Preliminary Prospectus, the Effective Prospectus or Final Prospectus or such amendment or such supplement (other than in any documents, information or statements incorporated by reference therein) in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page, the two paragraphs relating to stabilization practices on the inside front cover and under the caption "Underwriting" in any Preliminary Prospectus and the Final Prospectus and the Effective Prospectus), or (ii) the failure of the Underwriters to deliver the Final Prospectus after the effective date, as required under Section 4(3) of the Securities Act and Rule 174 thereunder (provided, that if such failure to deliver was the result of the failure of the Company to timely supply sufficient quantities of the Final Prospectus to the Underwriters upon the Underwriter's reasonable request, then the Company shall indemnify the Underwriters and other persons set forth in this Section 8(b) with respect to any associated losses, claims, damages or liabilities pursuant to
Section 8(a) above).

     (c) Neither the Company nor the Selling Stockholder will, without prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding (or related cause of action or portion thereof) in respect of which indemnification may be sought hereunder (whether or not such Underwriter is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such Underwriter from all liability arising out of such claim, action, suit or proceeding (or related cause of action or portion thereof).

     (d) Each Underwriter will indemnify and hold harmless the Company, each of its directors, each person who has consented to be named in the Final Prospectus as a proposed director, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act and the Selling Stockholder against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person or the Selling Stockholder may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or supplement thereto (other than in any documents, information or statements incorporated by reference therein), or arise out of or are based upon the omission or the alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus or any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page, the two paragraphs relating to stabilization practices on the inside front cover and under the caption "Underwriting" in any Preliminary Prospectus and in the Effective Prospectus and the Final Prospectus);

     (e) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, including governmental proceedings, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8 notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8, except to the extent the indemnifying party is irrevocably prejudiced thereby. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with any other counsel satisfactory to such indemnified party; and after notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation incurred at the direction of the indemnifying party. The indemnified party shall have the right to employ separate counsel if advised by separate counsel that one or more material legal defenses are available to it that are different or in addition to those available to the indemnified party, and in that event the reasonable fees and expenses of separate counsel shall be paid by the indemnifying party. However, in no event, shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to local counsel, if any) separate from their own counsel for all indemnified parties in connection with any action or separate, but similar or related, actions arising out of the same general allegations or circumstances.

     (f) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in the preceding part of this Section 8 is for any reason held to be unavailable to the Underwriters, the Company or the Selling Stockholders or is insufficient to hold harmless an indemnified party, then the Company and the Selling Stockholders shall contribute to the damages paid by the Underwriters, and the Underwriters shall contribute to the damages paid by the Company and the Selling Stockholders provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by each party from the offering of the Shares (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate under the circumstances. The Company and the Selling Stockholders and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by PRO RATA or per capita allocation (even if the Underwriters were treated as one entity for such purpose). No Underwriter or person controlling such Underwriter shall be obligated to make contribution hereunder which in the aggregate exceeds the underwriting discount applicable to the Shares purchased by such Underwriter under this Agreement, less the aggregate amount of any damages which such Underwriter and its controlling persons have otherwise been required to pay in respect of the same or any similar claim. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each person who has consented to be named in the Final Prospectus as a proposed director, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of
Section 15 of the Securities Act, and the Selling Stockholders shall have the same rights to contribution as the Company.

     (g)  The obligations of the Company and the Selling Stockholder under this
Section 8 shall be in addition to any liability which the Company and the Selling Stockholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act and to the Selling Stockholder.

     9. DEFAULT OF UNDERWRITERS. If any Underwriter defaults in its obligation to purchase Shares hereunder and if the total number of Shares which such defaulting Underwriter agreed but failed to purchase is ten percent or less of the total number of Shares to be sold hereunder, the non-defaulting Underwriters shall be obligated severally to purchase (in the respective proportions which the number of Shares set forth opposite the name of each non-defaulting Underwriter in Schedule I hereto bears to the total number of Shares set forth opposite the names of all the non-defaulting Underwriters), the Shares which such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter so defaults and the total number of Shares with respect to which such default or defaults occur is more than ten percent of the total number of Shares to be sold hereunder, and arrangements satisfactory to the other Underwriters, the Company and the Selling Stockholder for the purchase of such Shares by other persons (who may include the non-defaulting Underwriters)are not made within 36 hours after such default, this Agreement, insofar as it relates to the sale of the Shares, will terminate without liability on the part of the non-defaulting Underwriters, the Company or the Selling Stockholder except for (i) the provisions of Section 8 hereof and (ii) the expenses to be paid or reimbursed by the Company pursuant to Section 6. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 9. Nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. DEFAULT BY THE SELLING STOCKHOLDER. If the Selling Stockholder shall fail to sell the number of Firm Shares that the Selling Stockholder is obligated to sell, the Representatives may, at their option, by notice to the Company, either (a) require the Company to sell and deliver the number of Firm Shares as to which the

Selling Stockholder has defaulted, (b) elect to purchase the Firm Shares that the Company has agreed to sell pursuant to this Agreement or(c) terminate this Agreement without liability on the part of the Underwriters or the Company, except for the provisions of Section 8 hereof and the expenses to be paid or reimbursed by the Company pursuant to Section 6.

     In the event of a default under this Section that does not result in the termination of this Agreement, the Representatives shall have the right to postpone the First Closing Date or Second Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. No action taken pursuant to this Section shall relieve the Company or the Selling Stockholder so defaulting from liability, if any, in respect of such default.

     11. SURVIVAL CLAUSE. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers, the Selling Stockholder and the Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, the Selling Stockholder, any Underwriter or any controlling person,(ii) any termination of this Agreement and (iii) delivery of and payment for the Shares.

     12. EFFECTIVE DATE. This Agreement shall become effective at whichever of the following times shall first occur: (i) at 11:30 A.M., Washington, D.C. time, on the next full business day following the date on which the Registration Statement becomes effective or (ii) at such time after the Registration Statement has become effective as the Representatives shall release the Firm Shares for sale to the public; PROVIDED, HOWEVER, that the provisions of Sections 6, 8, 11 and 12 hereof shall at all times be effective. For purposes of this Section 12, the Firm Shares shall be deemed to have been so released upon the release by the Representatives for publication, at any time after the Registration Statement has become effective, of any newspaper advertisement relating to the Firm Shares or upon the release by the Representatives of telegrams offering the Firm Shares for sale to securities dealers, whichever may occur first.

     13. TERMINATION. This Agreement may be terminated by the Representatives by notice to the Company and the Selling Stockholder (i) at any time before it becomes effective in accordance with Section 12 hereof; (ii) in the event that at or prior to the First Closing Date the Company or the Selling Stockholder shall have failed, refused or been unable to perform any agreement on the part of the Company or the Selling Stockholder to be performed hereunder (or any other condition to the obligations of the Underwriters hereunder is not fulfilled); (iii) if at or prior to the Closing Date trading in securities on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or limited or minimum or maximum prices shall have been established on either of such Exchanges or such market, or a banking moratorium shall have been declared by Federal or state authorities; (iv) if at or prior to the Closing Date trading in securities of the Company shall have been suspended; or (v) if there shall have been any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the reasonable judgment of the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Shares at the offering price to the public set forth on the cover page of the Prospectus or to proceed with the delivery of the Shares. Termination of this Agreement pursuant to this Section 13 shall be without liability of any party to any other party other than as provided in Sections 6 and 8 hereof.

     14. NOTICES. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be mailed or delivered or telegraphed and confirmed in writing to the Representatives in care of J. C. Bradford & Co., J.C. Bradford Financial Center, 330 Commerce Street, Nashville, Tennessee 37201,
Attention: Kirk Lundblade or if sent to the Company shall be mailed, delivered or telegraphed and confirmed in writing to the Company at 1020 Petersburg Road, Hebron, Kentucky 41048, Attention: David B. Pomeroy, II.

     15. MISCELLANEOUS. This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the Company, the Selling Stockholder and their respective successors and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Company, the Selling Stockholder and the several Underwriters and for the benefit of no other person except that(i) the representations and warranties and indemnities of the Company, the Selling Stockholder and contained in this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Securities Act and
(ii) the indemnities by the Underwriters shall also be for the benefit of the directors of the Company, each person who has consented to be named in the Final Prospectus as a proposed director, officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Securities Act. No purchaser of Shares from any Underwriter will be deemed a successor because of such purchase. The validity and interpretation of this Agreement shall be governed by the laws of the State of Tennessee. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. You hereby represent and warrant to the Company that you have authority to act hereunder on behalf of the several Underwriters, and any action hereunder taken by you will be binding upon all the Underwriters.

If the foregoing is in accordance with your understanding of our agreement, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company, the Selling Stockholder and each of the several Underwriters.


                              Very truly yours,

                              POMEROY COMPUTER RESOURCES, INC.



                              By:
                                  ---------------------------------------------
                                  David B. Pomeroy, II, Chief Executive Officer



                              SELLING STOCKHOLDER



                              By:
                                  ---------------------------------------------
                                  David B. Pomeroy, II


Confirmed and accepted as of the date first above written.

J. C. BRADFORD & CO.
TUCKER ANTHONY INCORPORATED
For themselves and as Representatives of the Several Underwriters

By:  J. C. Bradford & Co.

By:
        (Authorized Representative)

                                    EXHIBIT A

                      FORM OF CORS & BASSETT LEGAL OPINION

     It is our opinion that:

     1. The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Delaware, with full power and authority to own its properties and conduct its business as now conducted. Except where failure to do so would not have a material adverse effect on the Company's financial condition, the Company (i) is duly qualified to do business as a foreign corporation and is in good standing in all other jurisdictions where the nature of its business or character of property owned or leased require it to be qualified or authorized to do business and (ii) holds all licenses, certificates, permits, franchises and authorizations from governmental authorities necessary for the conduct of its business in all locations in which such business is currently being conducted.

     2. Each of the Company's subsidiaries is validly existing under the laws of the state of its incorporation or organization, as the case may be, with full power and authority to own its properties and conduct is business as now conducted. Except where the failure to do so would have no material adverse effect on the Company's financial condition, each such subsidiary (i) is duly qualified or authorized to do business as a foreign corporation and is in good standing in all other jurisdictions where the nature of its business or character of property owned or leased require it to be qualified or authorized to do business and (ii) holds all licenses, certificates, permits, franchises and authorizations from governmental authorities necessary for the conduct of its business in all locations in which such business is currently being conducted. The outstanding stock of each of the Company's subsidiaries is duly authorized, validly issued, and to our knowledge, fully paid and nonassessable. All of the outstanding stock of each of the subsidiaries is owned beneficially and of record by the Company, free and clear of all liens, encumbrances, pledges, equities or claims of any kind, except as described in the Final Prospectus. To our knowledge, no options or warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or of ownership interests in any of the Company's subsidiaries are outstanding.

     3. As of the date specified therein, the Company has authorized and issued capital stock as set forth under the caption "Capitalization" in the Final Prospectus, and the Company's capital stock conforms to the description thereof contained under the caption "Description of Capital Stock" in the final prospectus dated ______, 1997 relating to the offering and sale of 1,020,000 shares of Common Stock. All of the issued shares of Common Stock (including the Selling Stockholder Shares) have been duly authorized and are validly issued, fully paid and nonassessable. The Company Shares and the Option Shares have been duly and validly authorized, and upon issuance thereof and payment therefor as provided in the Underwriting Agreement will be validly issued, fully paid and nonassessable.

     4. To our knowledge, none of the issued shares of capital stock of the Company (other than the Selling Stockholder Shares) have been issued in violation of or subject to any preemptive or similar rights and there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the transfer of the Shares or any other shares of Common Stock pursuant to the Company's Certificate of Incorporation, Bylaws or any agreement or instrument to which the Company or the Selling Stockholder is a party or by which it may be bound. Neither the filing of the Registration Statement nor the offer or sale of the Shares as contemplated thereby gives rise to any rights, for or relating to the registration of any shares of Common Stock or any other securities of the Company. The Underwriters have received good and marketable title to the Company Shares, the Selling Stockholder Shares and the Option Shares, if applicable, free and clear of all liens, encumbrances, claims, security interests, restrictions, shareholders agreements and voting trusts whatsoever, and the certificates for the Company Shares, Selling Stockholder Shares and the Option Shares, if applicable are in due and proper form. None of the Selling Stockholder Shares have been issued in violation of or subject to any preemptive or similar rights and there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the transfer of the Selling Stockholder Shares pursuant to the Company's Certificate of Incorporation, Bylaws or any agreement or instrument to which the Company or the Selling Stockholder is a party or by which it may be bound.

     5. No consent, approval, authorization or order of any court, governmental agency or body or, to our knowledge, any third party, is required for the performance of the Underwriting Agreement by the Company or the consummation by the Company of the transactions contemplated thereby, except such as have been obtained under the Act and such as may be required by the NASD and other state securities or blue sky laws in connection with the purchase and distribution of the Shares by the several Underwriters. The performance of the Underwriting Agreement by the Company and the consummation by the Company of the transactions contemplated thereby will not conflict with or result in a breach or violation by the Company or any of its subsidiaries of any of the terms or provisions of, or constitute a default by the Company or any of its subsidiaries under, the Certificate of Incorporation or Bylaws of the Company or any of its subsidiaries, or, to our knowledge, (i) any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or to which the Company or any of its subsidiaries or their properties are subject, (ii) any statute, or (iii) any judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to the Company or any of its subsidiaries or their properties.

     6. The Underwriting Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, and the Company has full legal right, power and authority to enter into the Underwriting Agreement and to issue, sell and deliver the Company Shares and the Option Shares to be sold by it to the Underwriters as provided therein, except as such may be limited by bankruptcy, insolvency, reorganization or similar laws relating to creditors' rights or debtors' obligations generally and except that (i) the remedies of specific performance and injunctive and other forms of relief are subject to general equitable principles, whether enforcement is sought at law or in equity, (ii) such enforcement may be subject to the discretion of the court before which any proceedings therefor may be brought and (iii) rights to indemnity and contribution may be limited by state or federal laws relating to securities or the policies underlying such laws.

     7. To our knowledge, except as described in the Final Prospectus, there is not pending or threatened, any action, suit, proceeding, inquiry or investigation to which the Company or any of its subsidiaries is a party, or to which the property of the Company or any of its subsidiaries is subject, before or brought by any court or governmental agency or body, which, if determined adversely to the Company or any of its subsidiaries, could result in a material adverse change in the business, financial position, net worth or results of operations, or could materially adversely affect the properties or assets, of the Company and its subsidiaries, taken as a whole.

     8. To our knowledge, no default exists and no event has occurred which, with notice or after the lapse of time to cure or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or to which they or their properties are subject, which default or event would have material adverse effect on the Company and its subsidiaries.

     9. Neither the Company nor any subsidiary is in violation of its Certificate of Incorporation or Bylaws or, to our knowledge, in violation of any law, administrative rule or regulation or arbitrators' or administrative or court decree, judgment or order or in violation or default (there being no existing state of facts which with notice or lapse of time or both would constitute a default) in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, deed of trust, mortgage, loan agreement, note, lease, agreement or other instrument or permit to which it is a party or by which it or any of its properties is or may bound, where such violation or default could have a material adverse effect on the business, financial position, net worth or results of operations, or could materially adversely affect the properties or assets, of Company or its subsidiaries, taken as a whole.

     10. The Registration Statement and all post-effective amendments thereto have become effective under the Act, and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending, or, to our knowledge, threatened or contemplated by the Commission. All filings required by Rule 424 and Rule 430A of the Rules and Regulations have been made. The Registration Statement, the Effective Prospectus and Final Prospectus, and any amendments or supplements thereto, as of their respective effective or issue dates, complied as to form with the requirements of the Act, the Exchange Act and the Rules and Regulations. The descriptions in the Registration Statement, the Effective Prospectus and the Final Prospectus of statutes, regulations, legal and governmental proceedings, and contracts and other documents are accurate and present fairly the information required to be stated therein. To our knowledge, there are no pending or threatened legal or governmental proceedings, statutes or regulations required to be described in the Final Prospectus which are not described as required to be described in the Registration Statement or the Final Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

     11. The Company is not, and will not be as a result of the consummation of the transactions contemplated by the Underwriting Agreement, as "investment company" within the meaning of the Investment Company Act of 1940.

     12. The Underwriting Agreement and the Custody Agreement described therein have been duly executed and delivered by or on behalf of the Selling Stockholder and constitute valid and binding agreements of the Selling Stockholder enforceable against the Selling Stockholder in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws now or hereafter in effect relating to creditors' rights or debtors' obligations generally and except that (i) the remedies of specific performance and injunctive and other forms of relief are subject to general equitable principles, whether enforcement is sought at law or in equity,
(ii) such enforcement may be subject to the discretion of the court before which any proceedings therefor may be brought and (iii) rights to indemnity and contribution may be limited by state or federal laws relating to securities or the policies underlying such laws. All authorizations and consents necessary for the execution and delivery of the Underwriting Agreement and the Custody Agreement on behalf of the Selling Stockholder and for the sale and delivery of the Selling Stockholder Shares to be sold by the Selling Stockholder hereunder have been given. To our knowledge, there are no facts which would cause the Selling Stockholder to lack the legal capacity and full right, power and authority to execute the Underwriting Agreement and the Custody Agreement and the Power of Attorney.

     13. No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by the Underwriting Agreement in connection with the Selling Stockholder Shares to be sold by the Selling Stockholder thereunder, except such as have been obtained under the Act and such as may be required by the NASD and other state securities or blue sky laws in connection with the purchase and distribution of the Shares by the several Underwriters.

     14. As of the closing, the Selling Stockholder has made good delivery, duly endorsed, to the Underwriters or to a financial intermediary designated by the Underwriters of the Selling Stockholder Shares, if applicable, and, assuming that the Underwriters constitute bona fide purchasers as defined in Section 8-302 of the Uniform Commercial Code, the Selling Stockholder has transferred good and marketable title to the Selling Stockholder Shares, free and clear of any and all liens, pledges, encumbrances, charges, agreements, equities, claims, security interests, restrictions, shareholder agreements or voting trusts.

     We have participated in the preparation of the Registration Statement, the Effective Prospectus and the Final Prospectus and in conferences with officers and other representatives of the Company, counsel for the Underwriters, representatives of the independent public accountants for the Company, and your representatives at which the contents of the Registration Statement, the Effective Prospectus and the Final Prospectus were discussed, and no facts have come to our attention which lead us to believe that the Registration Statement, the Effective Prospectus or the Final Prospectus, or any amendment or supplement thereto, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that we express no view as to financial statements or other financial data contained in the Registration Statement, the Effective Prospectus or the Final Prospectus.

                                    EXHIBIT B

                   FORM OF LINDHORST & DREIDAME LEGAL OPINION

     It is our opinion that:

     1. All sales of the Company's securities prior to the date hereof were at all relevant times duly registered or exempt from the registration requirements of the Act and were duly registered or the subject of an exemption from the registration requirements of applicable state securities or blue sky laws.

     2. To our knowledge, no default exists and no event has occurred which, with notice or after the lapse of time to cure or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries a party or to which they or their properties are subject, which default or event would have a material adverse effect on the Company and its subsidiaries.

     3. Neither the Company nor any subsidiary is in violation of its Certificate of Incorporation or Bylaws or, to our knowledge, in violation of any law, administrative rule or regulation or arbitrators' or administrative or court decree, judgment or order or in violation or default (there being no existing state of facts which with notice or lapse of time or both would constitute a default) in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, deed of trust, mortgage, loan agreement, note, lease, agreement or other instrument or permit to which it is a party or by which it or any of its properties is or may bound, where such violation or default could have a material adverse effect on the business, financial position, net worth or results of operations, or could materially adversely affect the properties or assets, of Company or its subsidiaries, taken as a whole.

     4. To our knowledge, the performance of the Underwriting Agreement and the Custody Agreement and the consummation of the transactions contemplated thereby by the Selling Stockholder will not result in a breach or violation of, or conflict with, any of the terms or provisions of, or constitute a default by the Selling Stockholder under, any indenture, mortgage, deed of trust, trust (constructive or other), loan agreement, lease franchise, license or other agreement or instrument to which the Selling Stockholder or any of the Selling Stockholder's properties is bound, any statute, or any judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to the Selling Stockholder.

                                   SCHEDULE I

                                  UNDERWRITERS



                                                  Number of
                                                  Firm Shares
          Underwriter                             to be Purchased
          -----------                             ---------------


J.C. BRADFORD & CO.
TUCKER ANTHONY INCORPORATED


TOTAL                                             1,100,000
                                                  ---------